UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 16, 2006
                                                --------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)


        New York                  333-126661-05                 13-3939229
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(State or other jurisdiction    (Commission File Number        IRS Employer
of incorporation of depositor)    of issuing entity)       Identification No. of
                                                                depositor)

                  270 Park Avenue
                  New York, New York                            10017
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(Address of principal executive offices)                     (Zip Code)



Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on March 31, 2006, is hereby amended, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC14. On March 16, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 16, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC14 (the "Certificates").

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

                  Exhibit 4 Pooling and Servicing Agreement, dated as of March 16, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer and LaSalle Bank National Association, as trustee and paying agent.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J.P. MORGAN CHASE COMMERCIAL
Date:  April 4, 2006                          MORTGAGE SECURITIES CORP.



                                         By:     /s/ Charles Y. Lee
                                             -----------------------------------
                                              Name:  Charles Y. Lee
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a)                                                          Paper (P)
of Regulation                                                            or
S-K Exhibit                                                          Electronic
No.                   Description                                       (E)
-------------         -----------                                    -----------

4            Pooling and Servicing Agreement, dated as of March 16,       E
             2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services,
             Inc., as special servicer and LaSalle Bank National
             Association, as trustee and paying agent.

                                    EXHIBIT 4

                         Pooling and Servicing Agreement